                                                                    EXHIBIT 24.1

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ JAMES W. COZAD
                                          --------------------------------------
                                          James W. Cozad

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ JAMES A. HENDERSON
                                          --------------------------------------
                                          James A. Henderson

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ ROBERT B. MCKERSIE
                                          --------------------------------------
                                          Robert B. McKersie

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ DONALD S. PERKINS
                                          --------------------------------------
                                          Donald S. Perkins

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ JOSHUA I. SMITH
                                          --------------------------------------
                                          Joshua I. Smith

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ NANCY H. TEETERS
                                          --------------------------------------
                                          Nancy H. Teeters

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ RAYMOND C. TOWER
                                          --------------------------------------
                                          Raymond C. Tower

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                            ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, David B. Anderson, Earl L. Mason and Jay E. Dittus, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 2,703,000 shares of Common Stock, $1.00 par value per share, of said Inland Steel Industries, Inc. that may be issued on conversion of or sold to certain standby purchasers in connection with the redemption of the Series G $4.625 Cumulative Convertible Exchangeable Preferred Stock of said Inland Steel Industries, Inc., including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to a registration statement on Form S-3 (or such other form as may be appropriate) covering such shares of Common Stock and to any amendment to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.

                                          /s/ ARNOLD R. WEBER
                                          --------------------------------------
                                          Arnold R. Weber